UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amended filing to include a fully executed copy of the letter from the former auditor
(Mackay LLP) to the SEC

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 19, 2008

OSPREY VENTURES, INC.
(Exact name of registrant as specified in its charter)

Wyoming
(State or other jurisdiction of incorporation)

333-148625
(Commission File Number)

26-0665571
(IRS Employer Identification No.)

8 Hart Avenue, 15th Floor, Flat D, Tsim Sha Tsui, Kowloon, Hong Kong
(Address of principal executive offices and Zip Code)

(852) 3104-1333
Registrant's telephone number, including area code

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

On September 24, 2008, Mackay, LLP, Chartered Accountants (“Mackay”) resigned as the principal independent accountants for Osprey Ventures, Inc. (“Osprey”).

Mackay had been or principal independent accountants and had reported on the financial statements for the fiscal years ended May 31, 2006, May 31, 2007 and May 31, 2008. Except as described below, the audit report of Mackay on the consolidated financial statements of Osprey Ventures, Inc. as of and for the fiscal year ended June 30, 2008 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles. Mackay’s 2008 audit report relating to the audit of Osprey’s financial statements for the fiscal year ended May 31, 2008 included an emphasis paragraph relating to an uncertainty as to Osprey’s ability to continue as a going concern in light of our lack of revenues and history of losses.

In connection with the audits of the Company’s consolidated financial statements for the fiscal year ended June 30, 2008 and through the date of this current report, there were: (1) no disagreements between Osprey and Mackay on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Mackay, would have caused Mackay to make reference to the subject matter of the disagreement in their report on Osprey’s consolidated financial statements for such year, and (2) no reportable events within the meaning set forth in Item 304 of Regulation S-K.

Osprey provided Mackay with a copy of this Current Report on Form 8-K before it was filed and requested that they furnish us a letter, addressed to the Securities and Exchange Commission, stating whether they agree with the information disclosed in this Current Report. A copy of the letter dated September 24, 2008, furnished by Mackay in response to that request is filed herewith as Exhibit 16.1.

The Company has engaged McElravy, Kinchen & Associates P.C. of Houston, Texas (“MKA”) to assume the role of its new principal independent accountants. The decision to engage MKA was approved by the audit committee of the Board of Directors on September 19, 2008. Osprey signed the MKA engagement letter on September 19, 2008 after MKA completed its internal procedures related to new attest client acceptance.

During the periods ended June 30, 2008, and through the date of the firms engagement the Registrant did not consult with MKA with regard to:

1.	the application of accounting principles to a specified transaction, either completed or proposed: or the type of audit opinion that might be rendered on Registrant’s financial statements; or

2.	any matter that was either the subject of a disagreement or a reportable event (as described in Item 304 of Regulation S-K.

Item 9.01. Exhibits

16.1	Letter of Mackay, LLP, Chartered Accountants to the Securities and Exchange Commission dated September 24, 2008 (the former accountants).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSPREY VENTURES, INC.

/s/ “James Yiu”

James Yiu
Chief Executive Officer

Dated: September 26, 2008